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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement, under Rule 462(b), of TIS, Inc. of our report dated April 29, 1996 (except
Note 10 as to which the date is 9/28/96) with respect to the consolidated Financial Statements of Trusted InformationSystems, Inc. included in Amendment #3 to the Registration Statement on Form S-1 (No. 333-5419).

                                             Ernst & Young LLP